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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 31, 2006

                               ONE IP VOICE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      001-12155                06-1205743
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


       22 PRESTIGE PARK CIRCLE, EAST HARTFORD, CT               06108-3728
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (860) 610-6000

                        Farmstead Telephone Group, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

      Effective July 31, 2006, the Company's common stock trading symbol on the Over-the-Counter Bulletin Board was changed from "FTGP" to "OIVO".

      On July 31, 2006 the Company issued a press release to announce this event. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    99.1  Press release issued by One IP Voice, Inc. dated
          July 31, 2006.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       One IP Voice, Inc.

                                       By: /s/ Robert G. LaVigne
                                           ------------------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer

Date:  August 4, 2006

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